Exhibit 99.906 CERT

Certification Under Section 906
Of the Sarbanes-Oxley Act Of 2002

Phillip J. de Cristo, President and Chief Executive Officer (Principal Executive Officer) of MGI Funds (the “Registrant”), certifies to the best of his knowledge that:

1.               The Registrant’s periodic report on Form N-CSR for the year ended March 31, 2007 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Phillip J. de Cristo
Phillip J. de Cristo
President and Chief Executive Officer
(Principal Executive Officer)
MGI Funds

Date:  6/4/07

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.